Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, David Jin, Interim Chief Financial Officer of Avenue Therapeutics, Inc. (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to my knowledge:

●

The Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025 (the “Report”) filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Jin
David Jin
Interim Chief Financial Officer
(Principal Financial Officer)
May 15, 2025